Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Intermediate Tax / AMT Free Fund, a series of Scudder Tax Free Trust, on Form N-CSR of the Scudder Intermediate Tax / AMT Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                 /s/Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Scudder Intermediate Tax / AMT
                                                 Free Fund, a series of Scudder
                                                 Tax Free Trust


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Intermediate Tax / AMT Free Fund, a series of Scudder Tax Free Trust, on Form N-CSR of the Scudder Intermediate Tax / AMT Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                  /s/Paul Schubert
                                                  Paul Schubert
                                                  Chief Financial Officer
                                                  Scudder Intermediate Tax / AMT
                                                  Free Fund, a series of Scudder
                                                  Tax Free Trust